SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2008

SECURE RUNWAY SYSTEMS CORP.

(Exact name of Registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

Nevada	000-52638	20-44412118
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1881 Yonge Street, Toronto, Ontario, Canada M4S 3C4

(Address of principal executive offices) (Zip Code)

647-203-6871

Registrant's telephone number, including area code

PHOTOMATICA, INC.

(Former name or former address, if changed since last report.)

Check the appropriate box below of the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	Amendments to Articles of Incorporation

Photomatica, Inc. (“Photomatica”) has changed its corporate name to Secure Runway Systems Corp. by filing an amendment to its Certificate of Incorporation with the Secretary of State of the State of Nevada on August 12, 2008.

The Board of Directors and the stockholders representing a majority of the issued and outstanding common stock of Photomatica approved of the amendment of the Articles of Incorporation by written consent.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

The following document is being filed herewith by Photomatica as an exhibit to this Current Report on Form 8-K:

1.1  Amendment to Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOTOMATICA, INC.

Date: August 14, 2008	By: /s/ Hilary Vieira
Hilary Vieira, Chief Executive Officer and President